                                                                  EXHIBIT 1A(10)

PEOPLES BENEFIT LIFE INSURANCE COMPANY

                                                -----------------------------
                                                         HOME OFFICE:
                                                   4333 EDGEWOOD RD., N.E.
                                                    CEDAR RAPIDS, IA 52499
                                                -----------------------------

                                                -----------------------------
                                                New Business

                                                Conversion Policy #
                                                                    ---------

                                                Rewrite Number
                                                               --------------
                                                -----------------------------

                         APPLICATION FOR LIFE INSURANCE

Agent Name:
            -----------------------------------------------------------------

Agent Number:
              ---------------------------------------------------------------

Broker/Dealer: (If Applicable)
                               ----------------------------------------------

Date Faxed: (If Applicable)
                            -------------------------------------------------

Amount of initial premium with application  $ | |,| | | |,| | | |.| | |
                                              -------------------------

Amount to be applied with application

                     -----------------
                                            $ | |,| | | |,| | | |.| | |
                     -----------------        -------------------------

                     -----------------
                                            $ | |,| | | |,| | | |.| | |
                     -----------------        -------------------------

                     -----------------
                                            $ | |,| | | |,| | | |.| | |
                     -----------------        -------------------------


                           DO:                                                                DON'T
                           ---                                                                -----

[ ] Complete the entire application (front and back).                 [ ] Do not use pencil or whiteout.

[ ] Print application in black ink.                                   [ ] Do not accept or send money on applications
                                                                          that total more than $1,000,000.00

[ ] Have applicant initial all changes.                               [ ] Do not submit an agent check as the initial premium.

[ ] Obtain all required signatures.                                   [ ] Do not submit starter checks or deposit slips for
                                                                          checkomatic withdrawals.

[ ] Include certification if a trust is owner of the policy.

[ ] Attach additional sheet of paper if necessary.


6800 R1200

                                                                                                         ---------------------------
LIFE APPLICATION-PART 1             PBL - PEOPLES BENEFIT LIFE INSURANCE COMPANY            APPLICATION #
                                                                                                         ---------------------------
------------------------------------------------------------------------------------------------------------------------------------
SECTION 1. PROPOSED PRIMARY INSURED
------------------------------------------------------------------------------------------------------------------------------------
1. Last Name                                                                    First Name                                    M.I.

------------------------------------------------------------------------------------------------------------------------------------
2. Address                                                              Apt#             City

------------------------------------------------------------------------------------------------------------------------------------
State                Zip Code          3. Years at Address         4. Home Phone               5. Driver License Number     State
                                                                   (       ) -       -
------------------------------------------------------------------------------------------------------------------------------------
6. Sex               7. Date of Birth        8. Age                   9. Place of Birth - State/County    10. Social Security Number
[ ] Male
[ ] Female
------------------------------------------------------------------------------------------------------------------------------------
11. Height           12. Weight     13. Marital Status          14. Employer                                                Years

------------------------------------------------------------------------------------------------------------------------------------
15. Occupation & Duties

------------------------------------------------------------------------------------------------------------------------------------
16. Employer's Address                                                                            17. Business Phone Number
                                                                                                        (     )  -          -
------------------------------------------------------------------------------------------------------------------------------------
18. Have you used TOBACCO or any other product containing NICOTINE in the last 5 years? [ ] No [ ] Yes, Date of last use
                                                                                                                         ----------
------------------------------------------------------------------------------------------------------------------------------------
19. Rate Class Quoted:    [ ] Super Preferred    [ ] Preferred    [ ] Preferred Tobacco    [ ] Tobacco
                          [ ] Other
                                    --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SECTION 2. PROPOSED ADDITIONAL/JOINT INSURED - IF MORE THAN ONE PLEASE USE A SUPPLEMENTAL APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
1. Last Name                                                                    First Name                                    M.I.

------------------------------------------------------------------------------------------------------------------------------------
2. Address                                                              Apt#             City

------------------------------------------------------------------------------------------------------------------------------------
State                Zip Code          3. Years at Address         4. Home Phone               5. Driver License Number     State
                                                                   (       ) -       -
------------------------------------------------------------------------------------------------------------------------------------
6. Sex               7. Date of Birth        8. Age                   9. Place of Birth - State/County    10. Social Security Number
[ ] Male
[ ] Female
------------------------------------------------------------------------------------------------------------------------------------
11. Height           12. Weight     13. Marital Status        14. Relationship to Proposed Insured    15. Employer          Years

------------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties

------------------------------------------------------------------------------------------------------------------------------------
17. Employer's Address                                                                           18. Business Phone Number
                                                                                                  (     )  -            -
------------------------------------------------------------------------------------------------------------------------------------
19. Have you used TOBACCO or any other product containing NICOTINE in the last 5 years? [ ] No [ ] Yes  Date of last use
                                                                                                                         ----------
------------------------------------------------------------------------------------------------------------------------------------
20. Rate Class Quoted:    [ ] Super Preferred    [ ] Preferred    [ ] Preferred Tobacco    [ ] Tobacco
                          [ ] Other
                                    --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SECTION 3. APPLICANT/OWNER IF OTHER THAN THE PROPOSED PRIMARY INSURED
------------------------------------------------------------------------------------------------------------------------------------
1. Last Name                                                                    First Name                                    M.I.

------------------------------------------------------------------------------------------------------------------------------------
2. Address                                                              Apt#             City

------------------------------------------------------------------------------------------------------------------------------------
State                Zip Code          3. Home Phone                             4. Social Security Number/Tax ID #
                                          (     )  -           -
------------------------------------------------------------------------------------------------------------------------------------
5. Date of Birth/Trust Date                     6. Relationship to the Proposed Primary Insured

------------------------------------------------------------------------------------------------------------------------------------
SECTION 4. CHILDREN'S INSURANCE RIDER
------------------------------------------------------------------------------------------------------------------------------------
COVERAGE AMOUNT ($1,000 MINIMUM TO $25,000 MAXIMUM COVERAGE FOR CHILDREN 18 AND UNDER)                            $|_|_|,|_|_|_|
------------------------------------------------------------------------------------------------------------------------------------
                Name                    Relationship                            Date of Birth           Height          Weight
------------------------------------------------------------------------------------------------------------------------------------
                                                                               -        -               ft        in             lbs
------------------------------------------------------------------------------------------------------------------------------------
                                                                               -        -               ft        in             lbs
------------------------------------------------------------------------------------------------------------------------------------
                                                                               -        -               ft        in             lbs
------------------------------------------------------------------------------------------------------------------------------------
Are all children listed? [ ] Yes [ ] No  Are children living with proposed primary insured? [ ] Yes [ ] No  If not, explain why:____
------------------------------------------------------------------------------------------------------------------------------------

LIFE APPLICATION
--------------------------------------------------------------------------------
SECTION 5. PRIMARY BENEFICIARY - IF PERCENTAGE SHARES ARE NOT GIVEN THEY WILL BE EQUAL, OR TO the survivor
--------------------------------------------------------------------------------

                  Name                       Percent                 R&ationship          Social Security Number/Tax lD#
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 6. CONTINGENT 8ENEFICIARY - IF PERCENTAGE SHARES ARE NOT GIVEN THEY WILL BE EQUAL, OR TO the survivor
--------------------------------------------------------------------------------

                   Name                       Percent                 R&ationship          Social Security Number/Tax lD#
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    SECTION 7. PROPOSED PLAN OF INSURANCE:
    ------- -----------         ---------
--------------------------------------------------------------------------------

1. Variable Life__________________________________________________             9.  BenefitlRiders                    Benefit Units
2. No Lapse /Minimum Premium Period (if applicable)                                                                 Monthly $ Amount
   [ ]5 years [ ] 20 years [ ]30 years [ ]Age 100  [ ] Other                   [ ] Waiver of Premium Benefit (WP)     _____________
3. Modal Premium $ ____________                                                [ ] Waiver of Monthly Deduction(WMD)   _____________
   [ ]Include rider(s) in stated premium                                       [ ] Children's Rider (CBR)             _____________
4. Face/Specified Amount $ ________________________________________            [ ] Additional Insured Rider (AIR)     _____________
5. Excess:      Modal Premium $_____________________________________           [ ] Base Insured Rider (BIR)           _____________
                Lump Sum Premium $__________________________________           [ ] Accidental Death Benefit (ADB)     _____________
6. Total Initial Life Premium $ ____________________________________           [ ] Guaranteed Insurability Rider (GIR)_____________
7. Automatic Premium Loan (APL) [ ] Yes [ ] No                                 [ ] Other_____________________________
   Automatic Premium Payment Authorization (APPA) [ ] Yes [ ] No               [ ] Other_____________________________
8. If Application is approved other than as requested:
   [ ] Adjust premium [ ] Adjust face


--------------------------------------------------------------------------------
SECTION 8. DEATH BENEFIT OPTION:
--------------------------------------------------------------------------------
        [ ] Level benefit                       [ ] Increasing benefit
--------------------------------------------------------------------------------
SECTION 9. PREMIUMS PAYABLE:
--------------------------------------------------------------------------------

Planned Modal Premium:                          $ | | | |,| | | |. | | |
Billing Method:      [ ] Checkomatic | | |           Draft Date (1ST th Direct Bill ru 28TH)Complete Check-O-Matic authorization
                     [ ] Payroll Deduct              [ ] Direct Bill    [ ]  Military Allot     [ ] Civil Service Allot
Billing Frequency:   [ ] Single Premium              [ ] Semi-annual    [ ]  Monthly
                     [ ] Annual                      [ ] Quarterly      [ ]  Other________________________________________________

Billing Address: _______________________________________________________________


--------------------------------------------------------------------------------
   SECTION 10: OTHER INSURANCE IN FORCE FOR ALL PROPOSED INSUREDS      [ ] NONE
                                            -----------------------------------
--------------------------------------------------------------------------------

Proposed Insured 'Name                   Company                     Amount of insurance            Year issued       Replacement?
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     | | | | | | | | |                                  Yes     No
                                                                                                                    ----    ----
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     | | | | | | | | |                                  Yes     No
                                                                                                                    ----    ----
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     | | | | | | | | |                                  Yes     No
                                                                                                                    ----    ----
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     | | | | | | | | |                                  Yes     No
                                                                                                                    ----    ----
-----------------------------------------------------------------------------------------------------------------------------------

IS THIS INTENDED TO BE A 1035 EXCHANGE? [ ] Yes            [ ]No        Anticipated Cash Value Transfer $ | | | |, | | |.| |

1. Will the insurance applied for on any proposed insured replace or change any
   existing life or annuity policy?      [ ]Yes  [ ]No
   IT YES, COMPLETE REPLACEMENT FORMS, IF APPROPRIATE.

2. To your knowledge, will the initial and/or future premiums come from dividends, policy loans, withdrawals or cash surrender? If yes, provide
   details below.                       [ ] Yes  [ ] No

   PBL Policy number ________________________   [ ] Non-PBL
   Dividends $ _______________________________  Loan $ _________________________________
   Surrender: [ ]  Yes [ ] No

LIFE APPLICATION

----------------------------------------------------------------------------------------------------------------------------------
   SECTION 11. PERSONAL FINANCIAL STATEMENT              12. COMPLETE FOR  BUSINESS COVERAGE
------------------------------------------------------------------------------------------------------------------------------------
   A) Gross Income Current Yr   $ ____  ____   ____         A) Current Eshmated Market Value   $ ____  ____   ____

   B) Gross Income Previous Yr  $ ____  ____   ____         B)Assets                           $ ____  ____   ____

   C) Net Worth                 $ ____  ____   ____         C) Liabilities                     $ ____  ____   ____

  For over $1 million applied                               D) Net Worth                       $ ____  ____   ____
  coverage complete a separate
  financial questionnaire
                                                            E) Percentage of business owned
                                                               by Proposed Insured                ________________%

--------------------------------------------------------------------------------
   SECTION 13. PREMIUM ALLOCATIONS - MUST ADD UP TO 100% AND BE A WHOLE NUMBER.
               5% minimum for each allocation/limit of 10 funds
--------------------------------------------------------------------------------
   JANUS GROWTH                    |_|_|_|%    AIM GROWTH              |_|_|_|%         OPPEN. HIGH INCOME      |_|_|_|%
   JANUS WORLDWIDE GRO.            |_|_|_|%    AIM INTERN. EQUITY      |_|_|_|%         FIDELITY INDEX 500      |_|_|_|%
   JANUS BALANCED                  |_|_|_|%    AIM GOV. SECURITIES     |_|_|_|%         FIDELITY MONEY MKT.     |_|_|_|%
   JANUS AGGR. GROWTH              |_|_|_|%    OPPEN. GROWTH & INC.    |_|_|_|%         FIDELITY GROWTH         |_|_|_|%
   JANUS CAPITAL APPR.             |_|_|_|%    OPPEN. MULTIPLE STRAT.  |_|_|_|%         FIDELITY CONTRAFUND     |_|_|_|%
   AIM VALUE                       |_|_|_|%    OPPENHEIMER BOND        |_|_|_|%         FIDELITY GROWTH & INC.  |_|_|_|%
   AIM CAPITAL APPREC.             |_|_|_|%    OPPEN. STRAT. BOND      |_|_|_|%         FIXED ACCOUNT           |_|_|_|%
   OTHER _________________         |_|_|_|%    OTHER_________________  |_|_|_|%         OTHER_________________  |_|_|_|%

--------------------------------------------------------------------------------
 SECTION 14. Investment Objective
--------------------------------------------------------------------------------

 [ ] Long-Term Growth   [ ] Tax Credit           [ ] Short-Term Growth

 [ ] Income             [ ] Safety of Principal  [ ] Other ____________

--------------------------------------------------------------------------------
 SECTION 15. SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

 A) Have you, the Proposed Insured, and Purchaser, if other than the
    Proposed Insured, received the current Prospectus for the policy?                [ ] Yes   [ ] No

 B) DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR (EXCLUSIVE OF ANY OPTIONAL
    BENEFITS), THE AMOUNT OF DEATH BENEFIT AND THE ENTIRE AMOUNT OF THE POLICY
    VALUE MAY INCREASE DR DECREASE DEPENDING UPON THE INVESTMENT EXPERIENCE?         [ ] Yes   [ ] No

 C) With this in mind, is the policy in accord with your insurance
    objectives and your anticipated financial needs?                                 [ ] Yes   [ ] No

--------------------------------------------------------------------------------
  SECTION 16. TO BE COMPLETED BY APPLICANT/OWNER
--------------------------------------------------------------------------------

Telephone Transfer Auuthorization:(See Prospectus for telephone transfer procedure) Your policy applied for, if issued, will received telephone transfer privileges describrd in the application prospectus if instructions are indicated below. These priveleges allow you to give the registered representative/agent of record for this policy authority to make telephone tansfers and to change theallocation of future payments among the Sub-Accounts on your behalf according to your instructions.

                        [ ] I want telephone transfer privileges

Peoples Benefit Insurance Company will not be complying with Telephone instructions it believes to be authentic, nor for any loss, damages, costs or expense in acting on such telephone instruction and Policyowners will bear the risk of any such loss. Peoples Benefit Insurance Company will employ reasonable procedure to confirm that telephone instructions are genuine, such as requiring forms of personal indentification prior to acting uponsuch telephone instructions, providing written confirmation of such transactions to Policyowners and/or tape recording of telephone transfer request instructions received. If Peoples Benefit Insurance Company does not employ such procedurees, it may be liable for losses due to unauthorzed or fraudulent instructions.

LIFE APPLICATION
SECTION 21. MEDICAL QUESTIONS - Each question must be individually asked and answered.

Give the details of "Yes" answers below. Identify question number; state signs, symptoms and diagnosis of each illness or injury. List the details and results of any treatment; List the name, full address and dates of each health care provider consulted.

To the best of your knowledge, has any Proposed Insured within the last 10 years had or been told by a member of the medical profession that he or she had, or has been treated for:

1)      Illness, injury or disease of the eyes, ears, nose or throat?                           [ ] Yes         [ ] No

2)      Epilepsy, seizures, chronic headaches, head injury, paralysis, or other
        disorder of the nervous system?                                                         [ ] Yes         [ ] No

3)      Anxiety, depression, affective disorder, eating disorder, psychotic
        disorder, or other psychiatric treatment?                                               [ ] Yes         [ ] No

4)      Asthma, emphysema, tuberculosis, shortness of breath, persistent
        hoarseness or cough, or other respiratory illness or disease?                           [ ] Yes         [ ] No

5)      High blood pressure, heart attack, stroke, heart murmur, palpitation, arrhythmia, chest pain, rheumatic fever, or other illness or disease of
        the heart or circulatory system?                                                        [ ] Yes         [ ] No

6)      Ulcer, colitis, Crohn's disease, diverticulitis, hepatitis, intestinal bleeding, or illness or disease of the gallbladder, stomach, intestines,
        or liver?                                                                                  [ ] Yes         [ ] No

7)      Sugar, albumin, or blood in urine, or other illness or disease of the
        kidneys, bladder, or urinary system?                                                    [ ] Yes         [ ] No

8)      Diabetes, thyroid disorder, cholesterol elevation, anemia, or other
        illness or disease of the blood?                                                       [ ] Yes         [ ] No

9)      Arthritis, gout, lupus, illness, injury or disease of the back, spine or
        joints, or other illness, injury or disease of the muscles or bones?                    [ ] Yes         [ ] No

10)     Disease or disorder of the skin, cysts, tumor, skin cancer or any other
        cancer or malignancy?                                                                   [ ] Yes         [ ] No

11)     Any illness or disease of the male or female reproductive organs, sexually transmitted disease, prostate problems, irregular menstruation
        or abnormal pap test?                                                                   [ ] Yes         [ ] No

12)     An examination, treatment or consultation with a doctor or health care
        provider other than above?                                                              [ ] Yes         [ ] No

13)     Had or been advised to have a check-up, consultation, lab test, EKG,
        X-Ray, or other diagnostic test?                                                        [ ] Yes         [ ] No

14)     Received or been advised to have treatment for drug usage, whether legal
        or illegal, alcoholism or been a member of AA?                                          [ ] Yes         [ ] No

15)     Are you currently under the observation of a physician or taking
        medication?                                                                             [ ] Yes         [ ] No

16)     Family History: Is there a history of cardiovascular disease or cancer
        in parent/siblings prior to age 60?                                                    [ ] Yes         [ ] No

---------------------------------------------------------- FAMILY HISTORY ---------------------------------------------------------
           Age if                       Age of                             Age if                          Age of
Insured    Living?   Status of Health   Death?   Cause of Death?  Spouse   Living?  Status of Health       Death?   Cause of Death?
-----------------------------------------------------------------------------------------------------------------------------------
 Father                                                           Father
-----------------------------------------------------------------------------------------------------------------------------------
 Mother                                                           Mother
-----------------------------------------------------------------------------------------------------------------------------------
Sibling(s)                                                        Sibling(s)

-----------------------------------------------------------------------------------------------------------------------------------

MEDICAL QUESTION #17 continues on next page

SECTION 21A. DETAILS TO "YES" ANSWERS FOR MEDICAL QUESTIONS SECTION

                                                                                                   Name, Address and Phone# of
  Question #    Proposed Insured's Name      Date, Diagnosis, Treatment, Results, and Duration     Attending Doctor and Hospital
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

6800 R1200

SECTION 21B. MEDICAL QUESTIONS - CONTINUED - Provide details to "Yes" answer in REMARKS. Include related insured.

PLEASE COMPLETE THE AIDS QUESTION FOR THE STATE THE APPLICATION IS SIGNED IN AS INDICATED BELOW. IF THIS STATE IS NOT LISTED, ANSWER THE FIRST QUESTION.

17)     Have you or any Proposed Insured EVER been diagnosed as having or been treated for AIDS, or AIDS Related Complex (ARC) or tested positive for
        the AIDS virus?                                                                         [ ] Yes         [ ] No

FOR APPLICANTS IN:

----------------
 ARIZONA                 Have your or any Proposed Insured EVER, been diagnosed as
----------------         having or been treated for AIDS, or AIDS Related Complex (ARC)?        [ ] Yes         [ ] No

----------------
 CALIFORNIA              Have you or any Proposed Insured EVER, had or been told you/they
----------------         have AIDS, or AIDS Related Complex (ARC), or been tested for
                         HIV antibodies for the purpose of obtaining insurance?                 [ ] Yes         [ ] No

----------------
 CONNECTICUT             Have you or any Proposed Insured EVER, been diagnosed as having
----------------         or been treated for Acquired Immune Deficiency Syndrome (AIDS),
                         AIDS Related Complex (ARC), or AIDS related conditions?                [ ] Yes         [ ] No

----------------
 FLORIDA                 Have you or any Proposed Insured EVER, tested positive for
----------------         exposure to the HIV infection, or been diagnosed as having ARC,
                         or AIDS caused by the HIV infection?                                   [ ] Yes         [ ] No

--------------------------------------
 GEORGIA, HAWAII, ILLINOIS, NEW JERSEY   Have you or any Proposed insured EVER, been
--------------------------------------   diagnosed as having or been treated, by a member
                         of the medical profession for AIDS, or AIDS Related Complex (ARC)?     [ ] Yes         [ ] No

----------------
 MAINE                   Have you or any Proposed Insured EVER, been diagnosed as having
----------------         or been treated for AIDS, or AIDS Related Complex (ARC)? ANSWER
                         THIS QUESTION NO IF YOU HAVE TESTED POSITIVE FOR HIV AND HAVE
                         NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS.                            [ ] Yes         [ ] No

 -------------------------------------------------------
 MARYLAND, MASSACHUSETTS, NEW MEXICO, and NORTH CAROLINA   Have you or any Proposed Insured
 -------------------------------------------------------   EVER, been diagnosed as having
                         or been treated for Acquired Immune Deficiency Syndrome (AIDS)
                         or AIDS Related Complex (ARC), or tested positive for Human
                         Immunodeficiency Virus (HIV)?                                          [ ] Yes         [ ] No

----------------
 MISSOURI, OHIO          Have you or any Proposed Insured EVER, been diagnosed as having or
----------------         been treated for AIDS, of AIDS Related Complex (ARC) or tested
                         positive for the HTLV-III test?                                        [ ] Yes         [ ] No

----------------
 NORTH DAKOTA            Have you been diagnosed or treated by a member of the medical
----------------         profession as having AIDS, ARC or the HIV infection?                   [ ] Yes         [ ] No

----------------
 VERMONT                 Have you or any Proposed Insured EVER, been diagnosed, by a
----------------         person licensed as a medical physician, as having or been
                         treated for AIDS or AIDS Related Complex (ARC)?                        [ ] Yes         [ ] No

----------------
 WASHINGTON              Have you or any Proposed Insured EVER had or been treated or
----------------         diagnosed by a member of the medical profession for immune deficiency disorder, AIDS (Acquired Immune Deficiency Syndrome)
                         or ARC (AIDS Related Complex) or test results indicating
                         exposure to the AIDS virus?                                            [ ] Yes         [ ] No

----------------
 WISCONSIN               Have you or any Proposed Insured EVER, been diagnosed, by a
----------------         member of the medical profession as having or been treated for
                         AIDS, or AIDS Related Complex (ARC) or tested positive for the AIDS virus? Tests for HIV/AIDS must be limited to
                         FDA-licensed blood test. Test results received at anonymous counseling and testing sites or from home test kits need
                         not be disclosed.                                                      [ ] Yes         [ ] No

REMARKS

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

SECTION 22. FAIR CREDIT REPORTING PRE-NOTICE

A routine investigative consumer report may possibly be made regarding your general reputation, character, mode of living and personal characteristics. This information may be obtained through personal interviews with your friends, neighbors and associates. Should you desire additional information on the nature and scope of such a report, you may write the Underwriting Department, Peoples Benefit Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, (319) 398-8511.

Information regarding your insurability will be treated as confidential. Peoples Benefit Life Insurance Company or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02122, telephone number
(617) 426-3660.

Peoples Benefit Life Insurance Company or its reinsurers may also release information in this file to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted.


6800 R1200

--------------------------------------------------------------------------------
SECTION 23. TAXPAYER ID
--------------------------------------------------------------------------------
                    TAXPAYER IDENTIFICATION NUMBER STATEMENT

Taxpayer Identification Number of Policyowner:
                                              ----------------------------------
                                              Social Security Number or Employer
                                              Identification Number

--------------------------------------------------------------------------------
Check the box if you ARE NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. [ ]
--------------------------------------------------------------------------------
Check the box if you ARE subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. [ ]
--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the following certification required to avoid backup withholding.
--------------------------------------------------------------------------------
Under penalties of perjury, I hereby certify (1) that the Social Security or Taxpayer I.D. number listed above is correct and (2) that my current status regarding backup withholding is correct.
--------------------------------------------------------------------------------
SECTION 24. AUTHORIZATION TO OBTAIN INFORMATION
--------------------------------------------------------------------------------
I authorize any physician, medical professional, hospital, clinic, other medical care institution, the Medical Information Bureau, Inc., insurance company, Department of Motor Vehicle Records, consumer reporting agency, or employer having information available as to employment, other insurance coverage, medical care, advice or treatment with respect to any physical or mental condition regarding me to give such information to Peoples Benefit Life Insurance Company, its reinsurers, or any consumer reporting agency except the Medical Information Bureau acting on Peoples Benefit Life Insurance Company's behalf.

I authorize Peoples Benefit Life Insurance Company to obtain an investigative consumer report on me.

I understand that this information will be used by Peoples Benefit Life Insurance Company or its reinsurers, to determine eligibility for life insurance.

I agree that this authorization is valid for two and one-half years from the date signed. I know that I have the right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

I have received a copy of the "Notice of Information Practices" attached to this application.

I also hereby authorize Peoples Benefit Life Insurance Company to provide its affiliated companies any and all information provided herein and obtained hereafter on me.

This authorization shall be valid from the date signed below until affirmatively withdrawn in writing by myself.
--------------------------------------------------------------------------------
SECTION 25. REPRESENTATIONS
--------------------------------------------------------------------------------
I represent that the statements and answers in this application are true and complete to the best of my knowledge.

I understand that I should consult my own tax and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan.

It is agreed that:

     (a) the statements and answers given in this application, and any amendments or application supplements to it or statements made to the medical examiner, will be the basis of any insurance issued;

     (b) no agent or medical examiner has the authority to make or alter any contract for the Company;

     (c) if a premium deposit is given in exchange for the Conditional Receipt, no insurance shall take effect unless all of the conditions set out in that receipt are satisfied;

     (d) IF A PREMIUM DEPOSIT IS NOT GIVEN, NO INSURANCE SHALL TAKE EFFECT UNLESS ALL OF THE FOLLOWING CONDITIONS ARE SATISFIED;
               (1) A POLICY ISSUED BY THE COMPANY IS DELIVERED TO AND ACCEPTED BY THE OWNER DURING THE LIFETIME OF EACH PERSON TO BE COVERED BY SUCH POLICY, (2) THE FULL FIRST PREMIUM IS PAID, AND (3) THE HEALTH AND INSURABILITY OF EACH PERSON PROPOSED FOR INSURANCE HAS NOT CHANGED SINCE THE DATE OF THIS APPLICATION.
--------------------------------------------------------------------------------

Signed at                                           on        -         -
         ----------------------  ------------------     ------  -------   ------
               (city)                  (state)                   (date)


-------------------------------------     --------------------------------------
SIGNATURE OF PROPOSED INSURED             PRINT AGENT NAME


-------------------------------------     --------------------------------------
SIGNATURE OF ADDITIONAL/JOINT INSURED     SIGNATURE OF AGENT   AGENT LICENSE #


-------------------------------------     --------------------------------------
SIGNATURE OF ADDITIONAL/JOINT INSURED     SIGNATURE OF AGENT   AGENT LICENSE #


-------------------------------------     --------------------------------------
SIGNATURE OF APPLICANT (OWNER) OTHER      SIGNATURE OF AGENT   AGENT LICENSE #
THAN THE PROPOSED INSURED (IF BUSINESS
INSURANCE, SHOW TITLE OF OFFICER AND
NAME OF FIRM)

-------------------------------------     --------------------------------------
SIGNATURE OF PARENT OR LEGAL GUARDIAN     SIGNATURE OF AGENT   AGENT LICENSE #
FOR INSURED(S)

TOTAL AMOUNT PAID: $            [ ] CHECK     [ ] COM    [ ] OTHER
                    -----------                                    -------------


--------------------------------------------------------------------------------

6800 R1200

                     PEOPLES BENEFIT LIFE INSURANCE COMPANY


                                 FRAUD WARNING

The following states require that insurance applicants acknowledge a fraud warning statement.
Please refer to the fraud warning statement for your state as indicated below.

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FOR APPLICANTS IN  ARKANSAS, LOUISIANA                        --------------------------------
--------------------------------------------------------------
                   Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

                   --------------------------------           --------------------------------
                   Applicant's Signature                        Date
--------------------------------------------------------------
FOR APPLICANTS IN  COLORADO                                   --------------------------------
--------------------------------------------------------------
                   It is unlawful to knowingly provide false, incomplete, or
                   misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the
                   company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false,
                   incomplete, or misleading facts or information to a
                   policyholder or claimant for the purpose of defrauding or
                   attempting to defraud the policyholder or claimant with
                   regard to a settlement or award payable from insurance
                   proceeds shall be reported to the Colorado Division of
                   Insurance within the Department of Regulatory Agencies.


                   --------------------------------           --------------------------------
                   Applicant's Signature                        Date
--------------------------------------------------------------
FOR APPLICANTS IN  FLORIDA                                    --------------------------------
--------------------------------------------------------------
                   Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an
                   application containing any false, incomplete or misleading information is guilty of a felony in the third degree.

                   --------------------------------           --------------------------------
                   Applicant's Signature                        Date
--------------------------------------------------------------
FOR APPLICANTS IN  KENTUCKY, OHIO, AND PENNSYLVANIA           --------------------------------
--------------------------------------------------------------
                   Any person who knowingly and with intent to defraud
                   any insurance company or other person files an
                   application for insurance or a statement of claim
                   containing any materially false information or conceals
                   for the purpose of misleading, information concerning any
                   fact material thereto commits a fraudulent insurance act,
                   which is a crime and subjects such person to criminal
                   and civil penalties.

                   --------------------------------           --------------------------------
                   Applicant's Signature                        Date
--------------------------------------------------------------
FOR APPLICANTS IN  MAINE, VIRGINIA AND DISTRICT OF COLUMBIA   --------------------------------
--------------------------------------------------------------
                   It is a crime to knowingly provide false, incomplete
                   or misleading information to an insurance company for
                   the purpose of defrauding the company. Penalties
                   include imprisonment, fines and denial of insurance
                   benefits.

                   --------------------------------           --------------------------------
                   Applicant's Signature                        Date
--------------------------------------------------------------
FOR APPLICANTS IN  MINNESOTA                                  --------------------------------
--------------------------------------------------------------
                   A person who files a claim with intent to defraud
                   or helps commit a fraud against an insurer is guilty
                   of a crime.


                   --------------------------------           --------------------------------
                   Applicant's Signature                        Date
--------------------------------------------------------------
FOR APPLICANTS IN  NEW JERSEY                                 --------------------------------
--------------------------------------------------------------
                   Any person who includes any false or misleading information on an application for an insurance policy is subject to
                   criminal and civil penalties.


                   --------------------------------           --------------------------------
                   Applicant's Signature                        Date
--------------------------------------------------------------
FOR APPLICANTS IN  NEW MEXICO                                 --------------------------------
--------------------------------------------------------------
                   Any person who knowingly presents a false or fraudulent
                   claim for payment of a loss or benefit or knowingly
                   presents false information in an application for
                   insurance is guilty of a crime and may be subject to
                   fines and criminal penalties.


                   --------------------------------           --------------------------------
                   Applicant's Signature                        Date


6800 R1200

                                 AGENT'S REPORT

1.  a) How long have you known the Proposed Insured?

       --------------------------------------------------------------
    b) Relationship to the Proposed Primary Insured:

       --------------------------------------------------------------

    c) Are you financially responsible for the Proposed Primary Insured?

                   [ ] Yes [ ] No

2.     Did you give the "Notice of Information Practices" to the Proposed
       Insured?

                   [ ] Yes [ ] No

3. Are you submitting or do you plan to submit an application on any Proposed Insured on this application to any other company?

                   [ ] Yes [ ] No

       Company Name
                    -------------------------------------------------
       Face amount $
                    -------------------------------------------------
       Total face amount to be placed with all companies

       --------------------------------------------------------------

4. Will the policy applied for replace or change any existing life insurance policy or annuity?

                   [ ] Yes [ ] No

       If "Yes", explain and submit special replacement form if REQUIRED IN YOUR STATE.
             --------------------------------------------------------

5.     Medical Examination

       Are you arranging for the Medical Requirements

       [ ] Yes Paramedical Service used:
                                         ----------------------------
       [ ] No Request PBL order medical reqs.

6.     Was the money taken with the application?

                   [ ] Yes [ ] No

       If "Yes", was the Conditional Receipt completed and given to the applicant?

                   [ ] Yes [ ] No

7.     Did you ask all questions in the presence of the Proposed Insured(s)?

                   [ ] Yes [ ] No

8. Was a Confidential Service Sheet or some other needs analysis tool completed during the interview?

                   [ ] Yes [ ] No

       (If "No," explain)
                          -------------------------------------------
        -------------------------------------------------------------

9. Are you aware of anything about the health, habits, avocation, environment or mode of living, except as may be related directly or indirectly to sexual orientation, which may affect the insurability of any person proposed for insurance?

                   [ ] Yes [ ] No

10.    If Proposed Insured is a juvenile (ages 0 through 15):

       (a) Did you personally see child?   [ ] Yes  [ ] No
       (b) Does child live with parents?   [ ] Yes  [ ] No
       (If "No," explain)
                          -------------------------------------------
       (c) Life insurance in force on parent's life?

        -------------------------------------------------------------
       (d) Life insurance applied for or in force on brothers and sisters?

        -------------------------------------------------------------

11. Is Proposed Insured or Owner related to any InterSercurities, Inc. officer or employee?

                   [ ] Yes [ ] No

12     Is Proposed Insured or Owner a licensed Representative of any Broker/
       Dealer?

                   [ ] Yes [ ] No

       If "Yes, Name and Address of Broker/Dealer

       --------------------------------------------------------------

13.    Type of Sale (check two)
       [ ] Direct                                 [ ] Pension or Profit Sharing
       [ ] Personal Needs Analysis                [ ] Salary Savings (EICS)
       [ ] Estate Planning                        [ ] Gift
       [ ] Business Insurance                     [ ] Salary Allotment
                               Purpose of Policy
       [ ] Personal Insurance                     [ ] Business Insurance
       [ ] Mortgage                               [ ] Buy-Sell
       [ ] Retirement                             [ ] Key Employee
       [ ] Education                              [ ] Executive Bonus
       [ ] Estate Liquidity                       [ ] Deferred Compensation
       [ ] Income to Family                       [ ] Split Dollar
       [ ] Cash Accumulation                      [ ] Reserve Split Dollar
       [ ] Wealth Replacement                     [ ] Other

14. Was this plan sold, presented or illustrated as a VEBA, welfare benefit concept as defined under IRC Section 419, Charitable Legacy Plan, Charitable Retirement Plan, Charitable Remainder Life Program, or other similar arrangement?

                   [ ] Yes [ ] No

       If "Yes, have you completed and attached the required Disclosure, Acknowledgment and Release Form and the accompanying Attorney's Statement?

                   [ ] Yes [ ] No

15. Did you comply with all requirements relative to obtaining Informed Consent for HIV and AIDS testing?

                   [ ] Yes [ ] No

       Writing Agent Name
                          ------------------------------------------

       Agent No.
                 ---------------------------------------------------
       Agent's Telephone Number
                                ------------------------------------
       Agent's Social Security Number
                                      ------------------------------
       Agent's Fax Number
                          ------------------------------------------
       Percent of Agent's Split
                                ------------------------------------

       Split Agent Name
                        --------------------------------------------

         Agent No.                Percent of Agent's Split
                   -------------                           ------
       Split Agent Name
                        --------------------------------------------
       Agent No.                  Percent of Agent's Split
                 ---------------                           ------
       REMARKS
               -----------------------------------------------------

         -----------------------------------------------------------

         -----------------------------------------------------------

         -----------------------------------------------------------

I submit this application assuming full responsibility for delivery of any coverage issued and for immediate transmittal to the Company of the first premium when collected. I know of no condition affecting the insurability of any person proposed for insurance not fully set forth herein. I certify that a Notice of Information Practices statement was given to the Applicant when this application was taken. (If applicable)
-------------------------------------------------------------------------------

$         HAS BEEN PAID BY THE APPLICANT WITH THIS APPLICATION
 --------                                                       ------------------------------------------
                                                                           SIGNATURE OF WRITING AGENT
----------------------------------------------------------------------------------------------------------


6800 R1200

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                     PEOPLES BENEFIT LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------
        Home Office: 4333 Edgewood Road, N. E., Cedar Rapids, Iowa 52499

                       NOTICE OF INFORMATION PRACTICES
                (Please detach and give to the Proposed Insured)

Thank you for applying to Peoples Benefit Life Insurance Company. We appreciate your efforts in completing each part of the application truthfully, accurately and completely.

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UNDERWRITING
-------------------------------------------------------------------------------
Once we receive your application, we will begin an evaluation process called underwriting to determine whether you are eligible for insurance and, if so, the rate you should pay for that insurance. We may find that we are unable to give you the insurance you have applied for or that we are able to give it to you only on a modified basis or at a rate greater than our lowest rate. For example, if you have ever used any kind of tobacco or any other nicotine product you may not be eligible for our lowest rate. Your application will be our primary source of information; therefore, it must be true, complete, and accurate. You must inform us of a change to any answer in any part of your application before accepting delivery of a policy; in fact, you agree to do so when you sign your application. We may seek information from other sources to help us evaluate the information you give us on your application.
-------------------------------------------------------------------------------
CONTESTABILITY
-------------------------------------------------------------------------------
We strongly urge you to review the completed application closely for accuracy. A claim may be denied or your coverage may be rescinded or contested by a lawsuit if the application is incomplete or if it contains false statements, misrepresentations, acts omissions, or is procured by fraud. If the policy is rescinded or the lawsuit is successful, the policy will be void and coverage will be lost. Any policy that is delivered to you will indicate when and under what circumstances it may be contested as required by law. Please be aware that if the application contains false or deceptive statements and you submitted it with the intent to defraud or to facilitate fraud against us, you may also be guilty of insurance fraud.
-------------------------------------------------------------------------------
REPLACEMENT OF EXISTING COVERAGE
-------------------------------------------------------------------------------
If you intend to replace existing coverage, tell the agent of your intention and answer "yes" to the replacement question in the application; state law may require the agent to give you information that will help you compare the policy you are applying for with the policy you intend to replace. If you are undecided about keeping existing coverage, indicating an intention to replace existing coverage may help you get the information you need to make a decision. If you do replace existing coverage, the new policy may contain new suicide and contestable periods as required by law. The following would be considered replacement; you stop paying premiums on an existing policy or surrender an existing policy before or shortly after applying to us or you borrow from an existing policy to pay premiums for the insurance for which you are applying. State law may define replacement to include other situations. Please ask your agent if you are unsure.
-------------------------------------------------------------------------------
INSURANCE INFORMATION PRACTICES
-------------------------------------------------------------------------------
We will rely primarily on information provided by you. We may supplement that information with information from other sources such as medical professionals who have treated you. In some cases, we may ask a consumer reporting agency to collect information and submit an investigative consumer report to us as explained in this Notice under Federal Fair Credit Reporting Act. You may request to be interviewed in connection with the preparation of this report. In certain limited situations, we are allowed by law to disclose necessary items of personal information to third parties without your specific authorization. You have the right to be told about, and to see and copy if you wish, items of personal information about you that appear in our files, including information contained in investigative consumer reports. You also have the right to seek correction of information you believe to be inaccurate. We will send you a more detailed explanation of our information practices if you send us a written request. You may send your request to the Director of Underwriting, Peoples Benefit Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499.
-------------------------------------------------------------------------------
FAIR CREDIT REPORTING PRE-NOTICE
-------------------------------------------------------------------------------
A routine investigative consumer report may possibly be made regarding your general reputation, character, mode of living, and personal characteristics. This information may be obtained through personal interviews with your friends, neighbors and associates. Should you desire additional information on the nature and scope of such a report, you may write the Underwriting Department, Peoples Benefit Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. You have the right to request additional information concerning the nature and scope of the investigation to be performed. To make this request, you must write the Underwriting Department, Peoples Benefit Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. You are entitled to be interviewed in connection with any investigative consumer report and to receive a copy of such report.
-------------------------------------------------------------------------------
MIB DISCLOSURE NOTICE
-------------------------------------------------------------------------------
Information regarding your insurability will be treated as confidential. Peoples Benefit Life Insurance Company or its reinsurers may, however, make a brief report to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member for life or health insurance coverage, or a claim for benefits is submitted to such a Company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02122, telephone number
(617)426-3660.

Peoples Benefit Life Insurance Company or its reinsurers may also release information in this file to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted.
-------------------------------------------------------------------------------
6800 R1200

PAYOR'S CHECK-O-MATIC PREMIUM PAYMENT PLAN
-------------------------------------------------------------------------------
AUTHORIZATION TO INSURANCE COMPANY
The Premium Payor hereby authorizes Peoples Benefit Life Insurance Company to debit his/her account or accounts by means of check or draft drawn or other order made whether by electronic or paper means at the below named financial institution for premiums that may become due under the policy as a result of this application. This authorization is to remain in effect until written notice of revocation is received at the Home Office of the Company or until the Check-O-Matic Premium Payment Plan is terminated in a manner provided on the reverse side. I (We) expressly agree to all conditions applicable to the Check-O-Matic Premium Payment Plan including those appearing on the reverse side.



Please attach a voided check or deposit slip.
-------------------------------------------------------------------------------------
Bank Name and Address (Name, Office or Branch, Street Address, City, State, Zip Code)

-------------------------------------------------------------------------------------
Policy Number          Check-O-Matic Premium         Date of First Withdrawal

-------------------------------------------------------------------------------------


AUTHORIZATION TO FINANCIAL INSTITUTION
As a convenience to me, I hereby request and authorize you to pay and charge to my account checks, drafts and other order's whether by electronic or paper means, with such debits made to my account and drawn or directed by Peoples Benefit Life Insurance Company to its own order, provided there are sufficient collected funds in said account to pay the same upon presentation. Until you receive written cancellation of this authorization by me (or either of us), you are fully protected when you honor any of those orders. You may, however, discontinue this arrangement by giving 30 days written notice to me (or either of us) and the insurance company. Your treatment of and your rights regarding those orders, shall be the same as if I signed or initiated them. If any of those orders are not honored, whether with or without cause and whether intentionally or inadvertently, you shall be under not liability if insurance is forfeited as a result. Notice of charge for debit is hereby waived.



----------------------------------------------------------------------------------------
Transit Routing Number                Account Number

----------------------------------------------------------------------------------------
Payor Name(s)                         Payor Signature(s) Your signature as on financial
                                      institution's records. A copy is as valid as
                                      the original

----------------------------------------------------------------------------------------


THE FINANCIAL INSTITUTION NAMED ON THE REVERSE SIDE

In consideration of your compliance with the request and authorization on the reverse side of this form, and of your participation in the Check-O-Matic Premium Payment Plan with Peoples Benefit Life Insurance Company, incorporated under the laws of the State of Iowa, (hereinafter called the Company), it is hereby agreed that:
        The Company will indemnify you and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any debit by check, draft, or other order, whether by electronic or paper means, whether or not genuine, purporting to be executed and received by you in the regular course of business for the purpose of payment, including any cost or expenses reasonably incurred in connection therewith.
        The Company will refund to you any amount you have paid to it in error upon receipt of a claim which you may submit at any time up to twelve months after the date of such payment.
        The Company will defend, at its expense, any action which might be brought by any depositor, beneficiary, or assignee or any other person because of your actions taken pursuant to the depositor's or the Company's request or in any manner arising by reason of your participation in the Company's Check-O-Matic Premium Payment Plan.
In the event that any such debit shall be dishonored, whether with or without cause, and whether intentionally or inadvertently, the Company will indemnify you for any loss even though dishonor results in a forfeiture of insurance.


           [SIG]                    [SIG]
         Secretary                President

-------------------------------------------------------------------------------
CONDITIONS APPLICABLE TO CHECK-O-MATIC PREMIUM PAYMENT PLAN
        No check, draft or any other orders, either by electronic or paper means, shall constitute payment until the Company actually receives payment thereof within the period provided in the policy.
        The Check-O-Matic Premium Payment Plan may be terminated by either party by giving written notice to the other.
        The Check-O-Matic Premium Payment Plan does not in any manner amend or alter the terms and provisions of any policy, contract or agreement except as may be specifically stated in a policy endorsement or properly executed contract amendment.

For changes or questions call: Toll Free 1-800-625-4213
Or Write: Peoples Benefit Life insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, IA 52499

6800 R1200